                                                                EXHIBIT 10.57(b)

                                   AMENDMENT
                                       TO
                         NATURAL GAS SWAP TRANSACTIONS
                                LETTER AGREEMENT


Reference for all purposes is hereby made to that certain Natural Gas Swap Transactions Letter Agreement (the Letter Agreement), dated March 31, 1995 between and among ENRON CORP.,a Delaware corporation ("ENRON"), ENRON CAPITAL & TRADE RESOURCES CORP.

WHEREAS, ENRON, ECT and EOG each desire to amend the Letter Agreement as hereinafter set forth effective as of March 31, 1995 (the "Effective Date");

NOW, THEREFORE, for and in consideration of the premises and of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, ENRON, ECT and EOG do hereby amend the Letter Agreement as follows:

           1 Capitalized terms used herein shall have the meanings given to them in the Letter Agreement, unless otherwise defined herein.

           2 Exhibit A of the Letter Agreement is hereby amended by deleting same and substituting Amended Exhibit A attached hereto in lieu thereof. Amended Exhibit A attached hereto is made a part of the Letter Agreement and supercedes Exhibit A attached to the Letter Agreement.

           3 Except as expressly amended hereby, the Letter Agreement shall remain in full force and effect as heretofore entered into.
             ENRON, ECT and EOG each ratifies and confirms the Letter Agreement as hereby amended.

EXECUTED this 19th day of December, 1995, but effective for all purposes as of the Effective Date.

ENRON CORP.                          ENRON OIL & GAS COMPANY


By:    /s/ E.P. Segner III           By:    /s/ Mark G. Papa
       -------------------------            ------------------------------------
Name:  Edmond P. Segner III          Name:  Mark G. Papa
       -------------------------            ------------------------------------
Title: Executive Vice President      Title: President, North American Operations
       -------------------------            ------------------------------------

ENRON CAPITAL & TRADE
RESOURCES CORP.


By:    /s/ Richard A. Causey
       -------------------------
Name:  Richard A. Causey
       -------------------------
Title: Vice President
       -------------------------




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

AMENDED EXHIBIT A :   SCHEDULE FOR 6,000,000 MMBTU
PER MONTH ECT/EOG SWAP TRANSACTIONS


                                                        QUARTER           QUARTER
                       UNDISCOUNTED    DISCOUNTED     UNDISCOUNTED       DISCOUNTED        MARGIN      PURCHASE        SALE
  YEAR        MONTH         $    DISC %     $              $                  $
     1995       3       $1,600,200      $1,582,476      $1,600,200       $1,582,476      $0.266700      $1.8500      $2.116700
6,000,000       4       $3,166,800      $3,113,093                                       $0.527800      $1.8500      $2.377800
MMBTU/MTH       5       $3,166,800      $3,093,958                                       $0.527800      $1.8500      $2.377800
                6       $3,166,800      $3,075,552      $9,500,400       $9,282,603      $0.527800      $1.8500      $2.377800
                7       $3,166,800      $3,056,648                                       $0.527800      $1.8500      $2.377800
                8       $3,166,800      $3,037,860                                       $0.527800      $1.8500      $2.377800
                9       $3,166,800      $3,019,787      $9,500,400       $9,114,295      $0.527800      $1.8500      $2.377800
               10       $3,166,800      $3,001,226                                       $0.527800      $1.8500      $2.377800
               11       $3,166,800      $2,983,371                                       $0.527800      $1.8500      $2.377800
               12       $3,166,800      $2,965,033      $9,500,400       $8,949,630      $0.527800      $1.8500      $2.377800
                       $30,101,400     $28,929,004




     1996       1       $2,500,200      $2,326,516                                       $0.416700      $1.9200      $2.336700
6,000,000       2       $2,500,200      $2,313,135                                       $0.416700      $1.9200      $2.336700
MMBTU/MTH       3       $2,500,200      $2,298,917      $7,500,600       $6,938,568      $0.416700      $1.9200      $2.336700
                4       $2,500,200      $2,285,241                                       $0.416700      $1.9200      $2.336700
                5       $2,500,200      $2,271,194                                       $0.416700      $1.9200      $2.336700
                6       $2,500,200      $2,257,683      $7,500,600       $6,814,118      $0.416700      $1.9200      $2.336700
                7       $2,500,200      $2,243,806                                       $0.416700      $1.9200      $2.336700
                8       $2,500,200      $2,230,014                                       $0.416700      $1.9200      $2.336700
                9       $2,500,200      $2,216,747      $7,500,600       $6,690,567      $0.416700      $1.9200      $2.336700
               10       $2,500,200      $2,203,122                                       $0.416700      $1.9200      $2.336700
               11       $2,500,200      $2,190,015                                       $0.416700      $1.9200      $2.336700
               12       $2,500,200      $2,176,554      $7,500,600       $6,569,691      $0.416700      $1.9200      $2.336700
                       $30,002,400     $27,012,944





     1997       1       $1,624,800      $1,405,778                                       $0.270800      $2.0300      $2.300800
6,000,000       2       $1,624,800      $1,397,971                                       $0.270800      $2.0300      $2.300800
MMBTU/MTH       3       $1,624,800      $1,389,379      $4,874,400       $4,193,128      $0.270800      $2.0300      $2.300800
                4       $1,624,800      $1,381,113                                       $0.270800      $2.0300      $2.300800
                5       $1,624,800      $1,372,624                                       $0.270800      $2.0300      $2.300800
                6       $1,624,800      $1,364,458      $4,874,400       $4,118,195      $0.270800      $2.0300      $2.300800
                7       $1,624,800      $1,356,071                                       $0.270800      $2.0300      $2.300800
                8       $1,624,800      $1,347,736                                       $0.270800      $2.0300      $2.300800
                9       $1,624,800      $1,339,718      $4,874,400       $4,043,525      $0.270800      $2.0300      $2.300800
               10       $1,624,800      $1,331,483                                       $0.270800      $2.0300      $2.300800
               11       $1,624,800      $1,323,562                                       $0.270800      $2.0300      $2.300800
               12       $1,624,800      $1,315,427      $4,874,400       $3,970,472      $0.270800      $2.0300      $2.300800
                       $19,497,600     $16,325,320

AMENDED EXHIBIT A :   SCHEDULE FOR 6,000,000 MMBTU
PER MONTH ECT/EOG SWAP TRANSACTIONS


                                                                                          MARGIN       PURCHASE        SALE
     1998         1         $760,200      $611,670                                       $0.126700      $2.1400      $2.266700
6,000,000         2         $760,200      $608,273                                       $0.126700      $2.1400      $2.266700
MMBTU/MTH         3         $760,200      $604,534      $2,280,600       $1,824,477      $0.126700      $2.1400      $2.266700
                  4         $760,200      $600,937                                       $0.126700      $2.1400      $2.266700
                  5         $760,200      $597,244                                       $0.126700      $2.1400      $2.266700
                  6         $760,200      $593,691      $2,280,600       $1,791,872      $0.126700      $2.1400      $2.266700
                  7         $760,200      $590,041                                       $0.126700      $2.1400      $2.266700
                  8         $760,200      $586,415                                       $0.126700      $2.1400      $2.266700
                  9         $760,200      $582,926      $2,280,600       $1,759,382      $0.126700      $2.1400      $2.266700
                 10         $760,200      $579,343                                       $0.126700      $2.1400      $2.266700
                 11         $760,200      $575,896                                       $0.126700      $2.1400      $2.266700
                 12         $760,200      $572,357      $2,280,600       $1,727,596      $0.126700      $2.1400      $2.266700
                          $9,122,400    $7,103,327





     1999         1         $349,800      $261,747                                       $0.058300      $2.2400      $2.298300
6,000,000         2         $349,800      $260,293                                       $0.058300      $2.2400      $2.298300
MMBTU/MTH         3         $349,800      $258,693      $1,049,400         $780,733      $0.058300      $2.2400      $2.298300
                  4         $349,800      $257,154                                       $0.058300      $2.2400      $2.298300
                  5         $349,800      $255,573                                       $0.058300      $2.2400      $2.298300
                  6         $349,800      $254,053      $1,049,400         $766,780      $0.058300      $2.2400      $2.298300
                  7         $349,800      $253,750                                       $0.058300      $2.2400      $2.298300
                  8         $349,800      $252,190                                       $0.058300      $2.2400      $2.298300
                  9         $349,800      $250,690      $1,049,400         $756,630      $0.058300      $2.2400      $2.298300
                 10         $349,800      $249,149                                       $0.058300      $2.2400      $2.298300
                 11         $349,800      $247,667                                       $0.058300      $2.2400      $2.298300
                 12         $349,800      $246,145      $1,049,400         $742,961      $0.058300      $2.2400      $2.298300
                          $4,197,600    $3,047,104


                         $92,921,400   $82,417,699
                         -----------   -----------


                       INCLUDES FINAL MARKET CONTRACT IMPACT =$901,000
                       INCLUDES FINAL TRANSACTION COST = $511,000
                       INCLUDES FINAL INTEREST RATE COST OF MONEY = 7.53% ANNUAL




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